Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and 18 U.S.C. Section 1350, the undersigned officer of Global Indemnity plc (the “Company”) hereby certifies that the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2016
/s/ Thomas M. McGeehan
Thomas M. McGeehan
Chief Financial Officer